UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowes Blvd.
Mooresville,	NC	28117
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(704)	758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 11, 2022, the Board of Directors (the “Board”) of Lowe’s Companies, Inc. (the “Company”) approved certain amendments (the “Amendments”) to the Company’s Bylaws (the “Bylaws”) that became effective immediately upon approval by the Board. The Amendments were made to enhance the procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) at shareholder meetings, including without limitation, by (i) requiring a shareholder delivering a notice pursuant to the advance notice provisions of the Bylaws to comply with the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and make related undertakings, including to provide reasonable evidence that the undertakings have been satisfied; and (ii) requiring additional background information and disclosures of shareholders proposing director nominees and other business, director nominees proposed by shareholders and other persons related to a shareholder’s solicitation of proxies.

The Amendments were made to Article II, Sections 8, 11, 12 and 14 of the Bylaws. In addition to the provisions described above, the Amendments include various conforming and clarifying changes.

The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of Lowe’s Companies, Inc., as amended and restated on November 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2022	LOWE’S COMPANIES, INC.

	By:	/s/ Ross W. McCanless
	Name:	Ross W. McCanless
	Title:	Executive Vice President, General Counsel and Corporate Secretary